MFS(R) VARIABLE INSURANCE TRUST

                               MFS(R) VALUE SERIES

                      Supplement to the Current Prospectus

The description of portfolio managers under the "Portfolio Manager" section is hereby restated as follows:

Lisa B. Nurme and Steven R. Gorham, each a Senior Vice President of the adviser, are the series' portfolio managers. Ms. Nurme has been a portfolio manager of the series since inception and has been employed in the investment management area of the adviser since 1987. Mr. Gorham is a portfolio manager of the series effective January 21, 2002 and has been employed in the investment management area of the adviser since 1992.


                The date of this Supplement is February 1, 2002.